UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2007

SPEEDWAY MOTORSPORTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State of Other Jurisdiction of Incorporation)

1-13582	51-0363307
(Commission File Number)	(IRS Employer Identification No.)

5555 Concord Parkway South, Concord, NC	28027
(Address of Principal Executive Offices)	(Zip Code)

(704) 455-3239

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in the Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accountants.

Speedway Motorsports, Inc. (the “Company”) has dismissed Deloitte & Touche LLP (“Deloitte & Touche”), effective June 27, 2007, as its independent registered public accountants. The decision to dismiss Deloitte & Touche was made by the Audit Committee of the Board of Directors, in accordance with the Charter of the Audit Committee.

Neither of the audit reports of Deloitte & Touche on the Company’s consolidated financial statements for the fiscal years ended December 31, 2005 (the “2005 Audit Report”) and December 31, 2006 (the “2006 Audit Report”) contained an adverse opinion or a disclaimer of opinion. The 2005 Audit Report and the 2006 Audit Report were not qualified or modified as to uncertainty, audit scope or accounting principles. The 2006 Audit Report notes, however, that the Company changed its method of accounting for equity-based compensation to conform to Financial Accounting Standards Board Statement No. 123(R), Share-Based Payment, as of January 1, 2006.

During the fiscal years ended December 31, 2005 and December 31, 2006 and through the date of this Current Report on Form 8-K, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Deloitte & Touche’s satisfaction, would have caused it to make reference to the subject matter of such a disagreement in connection with its audit reports on the Company’s consolidated financial statements for such years. During the same periods, there were no reportable events, as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K (“Regulation S-K”).

The Company has provided Deloitte & Touche with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Deloitte & Touche’s letter, dated July 3, 2007, stating that it agrees with such statements.

(b)	Engagement of New Independent Registered Public Accountants.

Effective June 27, 2007, the Company has engaged PricewaterhouseCoopers, LLP (“PwC”) as its new independent registered public accountants. Therefore, PwC will audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2007. The decision to engage PwC was made by the Audit Committee of the Board of Directors, in accordance with the Charter of the Audit Committee.

During the fiscal years ended December 31, 2005 and December 31, 2006 and through the date of this Current Report on Form 8-K, neither the Company, nor any person on its behalf, has consulted with PwC regarding any matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Deloitte & Touche LLP, dated July 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPEEDWAY MOTORSPORTS, INC.

July 3, 2007	/s/ William R. Brooks
William R. Brooks
Executive Vice President, Chief Financial Officer and Treasurer